CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
(the “Fund”)

Supplement dated June 30, 2020 to the Prospectus dated February 1, 2020, as supplemented

The following information supersedes certain information in the Fund’s Prospectus, as supplemented.

On June 1, 2020, the Fund notified shareholders that the Board of Trustees (“Board”) of Forum Funds II (the “Trust”) had approved a Plan of Liquidation and Dissolution (the “Plan”), on behalf of the Fund, with such liquidation anticipated to be completed on or about June 30, 2020, and that the Fund had stopped accepting purchases into the Fund.

Due to delays in the disposal of an illiquid security, dividend payments from corporate actions, and the repatriation of cash due to currency controls implemented as a result of COVID-19, each associated with certain of the Fund’s frontier markets positions, the liquidation has been postponed until such time that these matters are resolved.  The Fund anticipates that it will now complete the liquidation on or about July 31, 2020, or another date the Trust’s officers may determine pursuant to the terms of the Plan, and shareholders may continue to redeem their shares at net asset value on any business day at any time prior to the Fund’s liquidation date.

Please refer to the prior June 1, 2020 notification to shareholders for additional information on the Fund, the liquidation, and the Plan.

* * *

For more information, please contact a Fund customer service representative toll free at (844) 856-1516.

PLEASE RETAIN FOR FUTURE REFERENCE.

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
(the “Fund”)

Supplement dated June 30, 2020 to the Statement of Additional Information (“SAI”)
 dated February 1, 2020, as supplemented

The following information supersedes certain information in the Fund’s SAI, as supplemented.

On June 1, 2020, the Fund notified shareholders that the Board of Trustees (“Board”) of Forum Funds II (the “Trust”) had approved a Plan of Liquidation and Dissolution (the “Plan”), on behalf of the Fund, with such liquidation anticipated to be completed on or about June 30, 2020, and that the Fund had stopped accepting purchases into the Fund.

Due to delays in the disposal of an illiquid security, dividend payments from corporate actions, and the repatriation of cash due to currency controls implemented as a result of COVID-19, the liquidation has been postponed until such time that these matters are resolved.  The Fund anticipates that it will now complete the liquidation on or about July 31, 2020, or another date the Trust’s officers may determine pursuant to the terms of the Plan, and shareholders may continue to redeem their shares at net asset value on any business day at any time prior to the Fund’s liquidation date.

Please refer to the prior June 1, 2020 notification to shareholders for additional information on the Fund, the liquidation, and the Plan.

* * *

For more information, please contact a Fund customer service representative toll free at (844) 856-1516.

PLEASE RETAIN FOR FUTURE REFERENCE.